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                                EXHIBIT 10.8(a)

                               FIRST AMENDMENT TO

            THE AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY

                     BETWEEN WELLS DEVELOPMENT CORPORATION

                                      AND

                               THE JOINT VENTURE
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                              FIRST AMENDMENT TO
                          AGREEMENT FOR THE PURCHASE
                           AND SALE OF REAL PROPERTY

  THIS FIRST AMENDMENT, made and entered into as of the _____ day of April, 1998, by and between WELLS DEVELOPMENT CORPORATION, a Georgia corporation whose address is 3885 Holcomb Bridge Road, Norcross, Georgia 30092 ("Seller"), WELLS MANAGEMENT COMPANY, INC., whose address is 3885 Holcomb Bridge Road, Norcross, Georgia 30092 ("Guarantor") and FUND IX AND FUND X ASSOCIATES, a Georgia joint venture comprised of Wells Real Estate Fund IX, L.P., a Georgia limited partnership, and Wells Real Estate Fund X, L.P., a Georgia limited partnership, whose address is 3885 Holcomb Bridge Road, Norcross, Georgia 30092 (collectively, the "Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, the parties hereto entered into that certain Agreement for the Purchase and Sale of Real Property (the "Purchase Agreement") dated as of May 30, 1997, relating to that certain parcel of land (the "Land") situated in the Quail Springs Office Park in Oklahoma City, Oklahoma and being more particularly described on Exhibit A hereto, the improvements to be constructed thereon and the lease to be executed in connection therewith; and

  WHEREAS, the tenant ("Tenant") under the aforesaid lease has requested that the additional land described on Exhibit B hereto (the "Additional Land") be acquired and additional parking be constructed thereon; and

  WHEREAS, Seller has agreed to acquire the Additional Land and Tenant has executed an amendment to its lease to increase the rental rate thereunder; and

  WHEREAS, in order to finance the acquisition of the Additional Land and pay for the additional parking and other improvements to be constructed thereon, Purchaser has agreed to increase the Purchase Price and the Earnest Money under the Purchase Agreement; and

  WHEREAS, Guarantor is an affiliate of Seller and will benefit from this transaction;

  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein set forth, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:

  1.  Agreement to Buy and Sell.  The terms and conditions of paragraph 1 of the
      -------------------------
Purchase Agreement shall remain the same, except that the Property, as defined therein, shall be deemed to include the Additional Land.

  2.  Earnest Money.  Within three (3) business days after the effective date of
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this First Amendment, Purchaser shall deliver to Seller the amount of THREE
HUNDRED THOUSAND AND 00/100 Dollars ($300,000) as additional earnest money (said amount to become a part of the Earnest Money referred to in the Purchase Agreement.

  3.  Purchase Price.  The terms and conditions of paragraph 3 of the Purchase
      --------------
Agreement shall remain the same, except that it is estimated that the Purchase Price, as defined therein, will be increased by the amount of approximately $300,000.
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  4.  Closing and Closing Date.  The Closing Date, as defined in the Purchase
      ------------------------
Agreement, may, at the election of Purchaser, be extended to that date which is not later than the date of maturity of the Construction Loan (as defined in the Purchase agreement). The remaining terms and conditions of paragraph 9 of the Purchase Agreement shall remain unchanged.

  5.  Miscellaneous.  Except as expressly modified by the terms and conditions
      -------------
hereof, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect.


  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized representatives as of the day, month and year first above written.


                                       "SELLER":

                                       WELLS DEVELOPMENT CORPORATION,
                                       a Georgia corporation

                                       By: /s/ Brian M. Conlon
                                           -------------------
                                       Title: Executive Vice President
                                              ------------------------
                                       Date: April 21, 1998
                                             --------

                                       "GUARANTOR":

                                       WELLS MANAGEMENT COMPANY, INC.

                                       By: /s/ Brian M. Conlon
                                           -------------------
                                       Title: Executive Vice President
                                              ------------------------
                                       Date: April 21, 1998
                                             --------

                                       "PURCHASER":

                                       FUND IX AND FUND X ASSOCIATES,
                                       a Georgia joint venture

                                       By: WELLS REAL ESTATE FUND IX, L.P.,
                                           a Georgia limited partnership, as
                                           administrative venturer

                                           By: Wells Partners, L.P., a Georgia
                                               limited partnership, general
                                               partner

                                               By: Wells Capital, Inc., a
                                                   Georgia corporation
                                                   General Partner

                                                   By: /s/ Brian M. Conlon
                                                       -------------------------
                                                   Title: Executive Vice
                                                          President
                                                          ----------------------
                                                   Date: April 21, 1998
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